December 9, 1998



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:      Hibernia Corporation
         Current Report on Form 8-K
         Commission File No. 1-10294

Dear Sirs:

         Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

         Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

         Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                              Very truly yours,

                              \s\ PATRICIA C. MERINGER

                              Patricia C. Meringer
                              Corporate Counsel and
                              Secretary

PCM/mch
Enclosure

cc:      Joseph Lomnicky
         Troy Hester
         Donald E. Wood

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       December 9, 1998

                                                       -----------------

                                                       December 1, 1998




                              Hibernia Corporation
               (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 5.   Other Events.

         On December 1 1998, Hibernia Corporation announced that it had signed a definitive agreement to purchase the assets and assume the liabilities of the Beaumont operation of Chase Bank of Texas, N.A., for $87 million in cash. The purchase and assumption, which is subject to approval by the Office of the Comptroller of the Currency, should be completed by the first quarter of 1999.


                                  EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

28.41        News Release issued by the Registrant
               on December 1, 1998                       3


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HIBERNIA CORPORATION
                                  (Registrant)


Date:  December 9, 1998            By:  \s\ PATRICIA C. MERINGER
                                     Patricia C. Meringer
                                     Corporate Counsel and
                                     Secretary

EXHIBIT 28.41
Page 1


                              N E W S R E L E A S E

MEDIA INQUIRIES:
Jim Lestelle - Senior Vice President
and Manager, Corporate Communications
Office: (504) 533-5482; Home: (504) 488-8826
E-mail: jlestelle@hiberniabank.com

                                               For IMMEDIATE Release
                                                  December 1, 1998

INVESTOR INQUIRIES:
Trisha Voltz -- Vice President
and Manager, Investor Relations
Office: (504) 533-2180; Home: (504) 837-8287
E-mail: tvoltz@hiberniabank.com

                 HIBERNIA TO PURCHASE LARGEST BANKING OPERATION
                               IN BEAUMONT, TEXAS
             Chase Bank of Texas unit has $452 million in deposits,
                          $1.3 billion in trust assets

         NEW ORLEANS -- Hibernia announced today it has signed an agreement to purchase the assets and assume the liabilities of the Beaumont operations of Chase Bank of Texas, N.A., for $87 million in cash, a transaction that would give Hibernia the leading market share in Jefferson County and expand its coverage of southeast Texas.
         Chase's trust operation, with approximately $1.3 billion in assets under management, would also help Hibernia significantly expand its trust and personal asset management group.
         In Beaumont, Chase Bank of Texas has $452 million in deposits, $172 million in loans and four offices.
     "Beaumont has been an excellent market for Chase," said Alan R. Buckwalter, III, chairman and CEO of Chase Bank of Texas. Pointing to similarities in the banks' philosophies, he said, "Hibernia and Chase share the same focus on providing friendly service, understanding customers' needs and offering the right products, and improving the quality of life in the community."
         "Hibernia is a customer-service-driven organization with a strong commitment to southeast Texas," said Dan Hallmark, Beaumont chairman and CEO for Chase. "They've built an impressive regional franchise by enhancing banking convenience, offering innovative products and services, providing customers with access that meets their needs and maintaining local autonomy. Hibernia is the right match for our Beaumont customers."
         Hibernia President and CEO Stephen A. Hansel noted Hibernia's strategy for serving customers in east Texas markets with demographics similar to Hibernia's nearby Louisiana markets. That strategy has produced a leading presence in the corridor stretching westward along Interstate 10 from the Lake Charles, La., area, where Hibernia has 21 banking offices, to the Golden Triangle-area of southeast Texas, where it has four offices in Orange, Bridge City and Vidor.
         Like Hibernia, Hansel said, Chase Bank of Texas has emphasized service and innovation as the keys to building strong customer relationships. "Chase's commercial, consumer, small-business and trust customers are accustomed to world-class banking."
         As a further example of cultural similarities, Hansel cited Chase's centralized credit underwriting and operations, strategies that also have helped Hibernia become more effective and efficient, and branch merchandising, a marketing approach Hibernia is using to support sales and service.
     "Chase has served customers well," Hansel said. "We want to build on that record, and we'll be looking at ways to extend our services to more markets in the Golden Triangle and southeast Texas."
         Hallmark will head up Beaumont operations for Hibernia. Continuing to work with him will be David G. Hitt, executive vice president for trust; L. Paul Davidson, executive vice president for commercial, middle-market, and executive and professional banking; and Joe Fisher, Jr., senior vice president for trust investments. Because of similarities in the way Hibernia and Chase operate, virtually all Chase Beaumont employees will become Hibernia employees.
         The purchase, which is subject to approval by the Office of the Comptroller of the Currency, should be completed during the first quarter of 1999. Hibernia's products and services will be available beginning in the second quarter following the conversion of Chase's Beaumont customer accounts to Hibernia's computer system.
         Chase Beaumont customers should continue using their checks, making loan payments and conducting other transactions as usual.
         Following completion of this transaction and others with MarTex Bancshares, Inc., in northeast Texas and First Guaranty Bank in southeast Louisiana, Hibernia would be a $14.3-billion-asset organization with 257 banking locations in 34 Louisiana parishes and 13 Texas counties. It would be either first, second or third in deposit market share in 32 Louisiana parishes and six Texas counties. Hibernia's Louisiana markets represent approximately 82% of the state's population and 86% of its deposits. Its statewide Louisiana deposit share would be 22%.
         The company's common stock (HIB) is listed on the New York Stock Exchange. Hibernia news releases, product-and-service information and other useful data can be accessed through the company's internet site at http://www.hiberniabank.com. Requests for information about Hibernia's products and services can be e-mailed to mailus@hiberniabank.com.
                                      # # #

------------------------------------------------------------------------------------------------------------------------------------
HIBERNIA'S MERGER ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
26 announced or completed transactions
Pending: 3
------------------------------------------------------------------------------------------------------------------------------------
NAME (expected completion date)                             LOCATION                      ASSETS#             OFFICES
------------------------------------------------------------------------------------------------------------------------------------
Chase Bank of Texas, N.A. -- Beaumont operations (1Q
1999)                                                       Southeast Texas               $457                  4
------------------------------------------------------------------------------------------------------------------------------------
First Guaranty Bank (1Q 1999)                               Southeast Louisiana           $244                  6
------------------------------------------------------------------------------------------------------------------------------------
MarTex Bancshares, Inc. (1Q 1999)                           Northeast Texas               $320                  9
------------------------------------------------------------------------------------------------------------------------------------

Completed: 23
------------------------------------------------------------------------------------------------------------------------------------
NAME (date merger was completed)                            LOCATION                      ASSETS* #           OFFICES*
------------------------------------------------------------------------------------------------------------------------------------
Peoples Holding Corp. (7/1/98)                              Northwest Louisiana           $228                   9
------------------------------------------------------------------------------------------------------------------------------------
Firstshares of Texas, Inc. (3/15/98)                        Northeast Texas               $284                   5
------------------------------------------------------------------------------------------------------------------------------------
ArgentBank (2/1/98)                                         Southcentral Louisiana        $805                  18
------------------------------------------------------------------------------------------------------------------------------------
First National Bank in Mansfield (1/1/98)                   Northwest Louisiana           $101                   5
------------------------------------------------------------------------------------------------------------------------------------
OrangeBank (11/7/97)                                        Southeast Texas               $118                   3
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Paris (8/31/97)                      Northeast Texas               $136                   4
Collin County National Bank (8/31/97)
------------------------------------------------------------------------------------------------------------------------------------
Texarkana National Bank (12/31/96)                          Northeast Texas               $430                  10
------------------------------------------------------------------------------------------------------------------------------------
St. Bernard Bank and Trust (10/1/96)                        Suburban New Orleans          $244                  11
------------------------------------------------------------------------------------------------------------------------------------
Calcasieu Marine National Bank (8/26/96)                    Southwest Louisiana           $759                  21
------------------------------------------------------------------------------------------------------------------------------------
Bunkie Bank & Trust Company (1/15/96)                       Central Louisiana             $106                   5
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Lake Providence (1/1/96)             Northeast Louisiana           $55                    2
------------------------------------------------------------------------------------------------------------------------------------
Bank of St. John (7/1/95)                                   Southeast Louisiana           $116                   4
------------------------------------------------------------------------------------------------------------------------------------
Progressive Bank and Trust (7/1/95)                         Southcentral Louisiana        $151                   6
------------------------------------------------------------------------------------------------------------------------------------
State Bank and Trust Company (5/1/95)                       Southeast Louisiana           $96                    4
------------------------------------------------------------------------------------------------------------------------------------
American Bank (3/1/95)                                      Southeast Louisiana           $89                    5
------------------------------------------------------------------------------------------------------------------------------------
First State Bank and Trust Company (12/31/94)               Northshore New Orleans        $150                   9
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Bank and Trust Co. (12/31/94)                       Northwest Louisiana           $357                   9
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Jefferson Parish (8/1/94)            Suburban New Orleans          $373                   9
------------------------------------------------------------------------------------------------------------------------------------
Southern National Bank at Tallulah (8/1/94)                 Northeast Louisiana           $59                    1
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of West Monroe (8/1/94)                 Northeast Louisiana           $157                   6
------------------------------------------------------------------------------------------------------------------------------------
Bastrop National Bank (7/1/94)                              Northeast Louisiana           $117                   4
------------------------------------------------------------------------------------------------------------------------------------
First Commercial Bank (7/1/94)                              Southcentral Louisiana        $166                   8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ADDED SINCE MID-1994                                                                $6,118               173
------------------------------------------------------------------------------------------------------------------------------------
*At merger.    #Dollars in millions.

LOUISIANA:
added through mergers since mid-1994

Assets:        $4.4 billion
Offices:       142
Parishes:      22

TEXAS:
added through mergers since late 1996

Assets:        $1.7 billion
Offices:       35
Counties:      13